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                                               EXHIBIT 23.2

                                               CONSENT OF MCGLADREY & PULLEN

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                     [McGLADREY & PULLEN, LLP LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
AMERICAN BANCORP OF NEVADA
Las Vegas, Nevada


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, regarding the 1995 Stock Option Plan, of our report dated January 20, 1995, relating to the consolidated financial statements of American Bancorp of Nevada and subsidiaries.



McGLADREY & PULLEN, LLP

Las Vegas, Nevada
August 28, 1995